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                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT is made and entered into effective as of the 19th day of December, 1997 (this "Amendment") between COGEN TECHNOLOGIES NJ VENTURE, a New Jersey general partnership (the "Borrower") and SOUTHWEST BANK OF TEXAS, N.A. a national banking association (the "Bank").

                                   RECITALS

     A. The Borrower and the Bank previously entered into that certain Revolving Credit Loan Agreement dated as of December 19, 1996 (the "Agreement pursuant to which the Bank agreed to provide revolving credit loans to the Borrower upon the terms and conditions as provided therein.

     B. The Borrower and the Bank now desire to extend the Maturity Date of the Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

     2. The definitions of "Agreement" and "Maturity Date" in Section 1.01 of the Agreement are hereby amended to read as follows:

     "Agreement" shall mean this Revolving Credit Loan Agreement, as amended by the First Amendment dated as of December 19, 1997 as the same may be further amended or supplemented from time to time.

     "Maturity Date" shall mean December 18, 1998.

     3. Section 1.01 of the Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

     "First Amendment" shall mean that certain First Amendment to Credit Agreement dated effective as of December 19, 1997 between the Borrower and the Bank.

     "Termination Date" shall mean Maturity Date.
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     4.  Section 5.08(e) of the Agreement is hereby deleted in its entirety, and the following is substituted therefor:

     "(e) Compliance Certificate. As soon as available and in any event within twenty (20) days after the end of each calendar quarter, a Compliance Certificate in the form of Exhibit B executed by an appropriate authorized officer of the managing general partner of the Borrower (i) certifying that to the best of his knowledge no Default or Event of Default has occurred and is continuing, or if a Default or Event or Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) with computations demonstrating compliance with the covenants contained in Article VII."

     5. Section 9.13 of the Agreement is hereby amended by deleting the second paragraph thereof, and the following is substituted therefor:

     "For the purpose of determining the Highest Lawful Rate, the Bank hereby elects to determine the applicable rate ceiling under Article 5069-ID of the Texas Revised Civil Statutes by the indicated (weekly) rate ceiling from time to time in effect."

     6.   The Borrower represents and warrants to the Bank that:

          a. The liens and security interests created by the Security Agreement for the benefit of the Bank are perfected, valid and subsisting;

          b. Each and every representation and warranty set forth in the Agreement and/or the other Loan Documents is true and correct in all material respects as of the date of this First Amendment, or if any such representation and warranty relates to a specific date, as of such date;

          c. (i) The execution, delivery and performance of this First Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this First Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.

          d. As of the effective date of this First Amendment, no Event of Default or event which with notice or lapse of time, or both, would become an Event of Default has occurred and is continuing.

     7. The Bank hereby waives any non-compliance with the terms and provisions of Section 6.01 of the Agreement with respect to the lien of MidAtlantic National Bank for sixty (60) days from the date hereof.

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     8. Except as expressly provided herein, the Agreement and the other instruments and agreements referred to herein or in the Agreement are not amended, modified or affected by this First Amendment, and all such documents are and shall remain in full force and effect from the date of this First Amendment forward, except as specifically amended by this First Amendment.

     9. On and after the date on which this First Amendment becomes effective, the terms "hereof", "herein", "hereunder" and terms of like import, when used in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this First Amendment.

     10. THE AGREEMENT, THIS AMENDMENT, THE NOTE, THE SECURITY AGREEMENT, THE AUTOPAY AGREEMENT AND EACH OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH THE AGREEMENT REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES BEGIN NEXT PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

BORROWER:                             COGEN TECHNOLOGIES NJ VENTURE

                                      By: Cogen Technologies NJ, Inc.
                                          as Managing General Partner

                                      By: /s/ Sharleen L. Walkoviak
                                         -------------------------------
                                         Name:  Sharleen L. Walkoviak
                                         Title: Treasurer

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

BANK:                                 SOUTHWEST BANK OF TEXAS, N.A.

                                      By: /s/ Yale Smith
                                         -------------------------------
                                         Name: Yale Smith
                                         Title: SVP

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